CMA PENNSYLVANIA
MUNICIPAL MONEY FUND


Semi-Annual Report





September 30, 2000


MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.




CMA Pennsylvania
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper

To Our Shareholders:

For the six-month period ended September 30, 2000, CMA Pennsylvania Municipal Money Fund paid shareholders a net annualized yield of 3.60%*. As of September 30, 2000, the Fund's 7-day yield was 3.90%.

Economic Environment
During the six-month period ended September 30, 2000, the commonwealth of Pennsylvania's economy continued to grow despite some moderation. For example, although the region's September Business Outlook Survey general activity index declined slightly from that of the previous month, manufacturing continues to grow and the survey's forward-looking index has improved three out of the last four months. The forward-looking index, which reflects manufacturers' expectations for growth over the next six months, increased from 7.0 in July to 24.7 in August. In addition, indicators reflecting business forecast for new orders and shipments showed similar increases in August. After experiencing significant employment losses during the past two years, the commonwealth's manufacturing industry is showing signs of renewed strength. This has been largely attributable to the pickup in overseas demand, specifically from Asian economies. Going forward, we expect this trend to continue even in the face of higher interest rates and a general slowdown in the commonwealth's other industries. Consequently, overall manufacturing employment has stabilized after falling at a peak 2% annual rate in May 1999.

In general, the commonwealth's labor market continues to be tight, reporting shortages of skilled workers in nearly all industries and although employment growth has lagged the nation, virtually zero labor force growth has kept the unemployment rate low. The unemployment rate for Pennsylvania was reported at 4.0% for the month of August. This strength in the commonwealth's labor market has helped per-capita income to remain solid and personal bankruptcies continue to decline. Moreover, the commonwealth continues to create a larger share of higher paying jobs, supporting solid growth in median household income. According to the Bureau of Labor Statistics Occupational Employment Survey, approximately 34% of all new positions created in 1999 were professional, managerial and technical in nature, compared to 31% the year before. In contrast, only 39% of new jobs in 1999 were low paying jobs compared to 44% in 1998.

Although overall residential permits are still running above last year's levels, the commonwealth's housing industry is expected to weaken somewhat as a result of higher interest rates. For instance, single family permits are significantly below last year's levels and existing home sales are off by more than 10% across the commonwealth. In May, Governor Tom Ridge signed into law the largest tax cut in the commonwealth's history, totaling nearly $775 million. This cut will include a decrease in the inheritance tax totaling $78 million, cuts and phaseouts of the capital stock and franchising tax totaling $303 million and up to a $100 property tax rebate for an estimated 3.3 million homeowners.

Investment Strategy
CMA Pennsylvania Municipal Money Fund began the six-month period ended September 30, 2000 with a relatively bearish position. This was because variable rate demand products traditionally out-perform fixed rate products in April and May as a result of outflows during tax time. Nonetheless, we anticipated moving the Fund to a more neutral stance by June given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative impact on the domestic economy. It was also the case that the lack of short-term tax-exempt issuance and traditional cash inflows in early June and July caused variable rate products to underperform fixed rate products. Conversely, as the period began a number of economic indicators, including strong retail sales and housing activity, reflected a still-healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Thus, we delayed the Fund's extension in response to these factors.

On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.00% to 6.50%. Given this significant tightening of monetary policy, we then looked to move to the more neutral position anticipated at the beginning of the period. As we entered the second half of the period, an increasing portion of the economic data began to reflect a domestic economy that was softening. For example, in both July and August the change in non-farm payrolls was significantly weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. The battered equity indexes also had trouble rebounding from their lows as the Dow Jones Industrial Average fell more than 5% while the NASDAQ Composite Index lost almost 15% of its value. Inflation also stayed in check as both the consumer and producer price indexes recorded negative values during the month of August.

Given this backdrop for the domestic economy, we believe that a moderate slowdown could be at hand. Thus, during the remainder of the period we continued to move to a slightly more aggressive position when prudent. We accomplished this primarily in July and August when the traditional increase in fixed rate issuance provides an opportunity to lock in attractive yields. For the six-month period ended September 30, 2000, the commonwealth of Pennsylvania's issuance totaled $396.6 million. This strategy allowed the Fund to perform above average relative to its peer group during the period, as measured by IBC's Money Fund Report.

In Conclusion
We thank you for your support of CMA Pennsylvania Municipal Money
Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager


October 27, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Abbreviations for CMA Pennsylvania Municipal Money Fund

ACES SM   Adjustable Convertible Extendible Securities
AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
CP        Commercial Paper
EDR       Economic Development Revenue Bonds
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
MSTR      Municipal Securities Trust Receipts
PCR       Pollution Control Revenue Bonds
TRAN      Tax Revenue Anticipation Notes
VRDN      Variable Rate Demand Notes


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2000                                                      (in Thousands)
                     Face
State               Amount                             Issue                                                    Value
Pennsylvania--      $15,879   ABN Amro, Munitops Certificates Trust, Series 1999-16, 4.60% due
99.5%                         10/11/2000 (b)                                                                  $   15,879
                              Allegheny County, Pennsylvania, Hospital Development Authority,
                              Hospital Revenue Bonds (South Hills Health System):
                      4,300       4.30% due 4/01/2001                                                              4,300
                      8,000       Series A, 5.50% due 6/01/2001                                                    8,040
                              Allegheny County, Pennsylvania, Hospital Development Authority Revenue
                              Bonds (Presbyterian University Hospital), ACES (e):
                      4,020       Series B-1, 5.55% due 3/01/2018                                                  4,020
                        985       Series B-2, 5.55% due 3/01/2018                                                    985
                      3,000       Series B-3, 5.55% due 3/01/2018                                                  3,000
                      3,610   Allegheny County, Pennsylvania, IDA Revenue Bonds (The Bradley Center),
                              VRDN, Series A, 5.55% due 11/01/2014 (e)                                             3,610
                      9,935   Allegheny County, Pennsylvania, IDA Revenue Refunding Bonds (Commercial
                              Development--Parkway Center Project), VRDN, Series A, 5.50% due
                              5/01/2009 (e)                                                                        9,935
                     10,400   Beaver County, Pennsylvania, IDA, Environmental Improvement Recreation
                              Revenue Bonds (BASF Corporation Project), VRDN, AMT, 5.55% due
                              9/01/2032 (e)                                                                       10,400
                      2,625   Beaver County, Pennsylvania, IDA, IDR (Standard Steel Specialty), VRDN,
                              5.60% due 12/03/2007 (e)                                                             2,625
                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
                      4,000       (Atlantic Richfield Project), VRDN, 5.55% due 12/01/2020 (e)                     4,000
                     10,000       (Duquesne Light Company), CP, Series E, 4.15% due 12/15/2000 (a)                10,000
                      5,925   Bedford County, Pennsylvania, IDA, Revenue Bonds (Defiance Metal Products),
                              VRDN, 5.60% due 2/01/2011 (e)                                                        5,925
                      1,610   Berks County, Pennsylvania, IDA, IDR (Valley Forge Flag Company, Inc. Project),
                              VRDN, AMT, Series A, 5.55% due 9/01/2006 (e)                                         1,610
                      1,125   Boyertown, Pennsylvania, Area School District, TRAN, 5.30% due 6/29/2001             1,129
                      1,920   Bucks County, Pennsylvania, IDA, Revenue Bonds (Dunmore Corp. Project),
                              VRDN, 5.65% due 9/01/2012 (e)                                                        1,920
                      1,230   Central Bucks, Pennsylvania, School District, GO, Refunding, Series B, 4.75%
                              due 2/01/2001 (d)                                                                    1,231
                     21,615   Clipper Tax Exempt, COP, VRDN, AMT, Series 1999-6, 5.62% due 5/14/2002 (e)          21,615
                      1,580   Crawford County, Pennsylvania, IDA (Heatrix Inc. Project), VRDN, AMT,
                              Series A, 5.60% due 11/01/2017 (e)                                                   1,580
                      1,500   Dauphin County, Pennsylvania, General Authority Revenue Bonds,
                              Series NNN1, 5% due 6/01/2001 (a)                                                    1,500
                      4,640   Dauphin County, Pennsylvania, General Authority Revenue Refunding Bonds
                              (School District Pooled Financing Program II), VRDN, 4.35% due
                              9/01/2032 (a)(e)                                                                     4,640
                      4,590   Dauphin County, Pennsylvania, IDA, Revenue Bonds (Interconnection System
                              Project), VRDN, AMT, 5.60% due 1/01/2014 (e)                                         4,590


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                          (in Thousands)
                     Face
State               Amount                             Issue                                                    Value
Pennsylvania        $ 2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener
(continued)                   University Inc.), VRDN, 5.50% due 7/01/2014 (e)                                 $    2,000
                      5,900   Eagle Tax-Exempt Trust, Pennsylvania, HFA, VRDN, Series 94C,
                              Class 3801, 4.24% due 7/01/2025 (e)                                                  5,900
                              Eagle Tax-Exempt Trust, Pennsylvania, VRDN (e):
                      4,300       Series 94, Class 3803, 4.44% due 5/01/2008                                       4,300
                      5,940       Series 96C, Class 3801, 4.44% due 5/01/2014                                      5,940
                              East Hempfield Township, Pennsylvania, IDA, Revenue Bonds, VRDN (e):
                     10,000       (Menomite Home Project), 4.24% due 6/01/2025                                    10,000
                      3,040       (Steckel Printing Inc.), AMT, 5.55% due 2/01/2013                                3,040
                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (e):
                      7,315       5.40% due 12/01/2028 (c)                                                         7,315
                      5,000       Series D, 5.60% due 3/01/2024                                                    5,000
                      9,300       Sub-Series A-9, 5.65% due 3/01/2024                                              9,300
                      2,870   Erie County, Pennsylvania, Industrial Development (Reed Manufacturing Corp.
                              Project), VRDN, 5.60% due 6/01/2006 (e)                                              2,870
                      6,180   Fayette County, Pennsylvania, IDA, IDR (Dynamic Materials Corp. Project),
                              VRDN, 5.70% due 9/01/2013 (e)                                                        6,180
                      3,940   Greene County, Pennsylvania, IDA, Revenue Bonds (Manufacturing
                              Facilities-Kyowa America), VRDN, AMT, Series D, 5.60% due 7/01/2014 (e)              3,940
                      5,625   Grove City, Pennsylvania, Area Hospital Authority, Health Care Facility
                              Revenue Bonds (John XXIII Home Project), VRDN, 5.60% due 2/01/2030 (e)               5,625
                      2,300   Harbor Creek, Pennsylvania, School District, GO, 4.75% due 7/01/2001                 2,302
                     24,500   Indiana County, Pennsylvania, IDA, PCR, Refunding (Conemaugh Project),
                              VRDN, AMT, Series A, 5.65% due 6/01/2027 (e)                                        24,500
                      2,845   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue Bonds
                              (Jeannette District Memorial Hospital), VRDN, Series B, 5.50% due
                              11/01/2018 (e)                                                                       2,845
                      6,390   Lackawanna County, Pennsylvania, GO, MSTR, VRDN, Series SGB-38, 4.24% due
                              9/15/2020 (e)                                                                        6,390
                      3,500   Lancaster County, Pennsylvania, GO, VRDN, 5.60% due 5/01/2030 (d)(e)                 3,500
                      1,330   Lancaster, Pennsylvania, IDA, Revenue Bonds (Kalas Manufacturing Inc.
                              Project), VRDN, AMT, Series B, 5.65% due 10/01/2004 (e)                              1,330
                      5,600   Lebanon County, Pennsylvania, Health Facilities Authority, Health Center
                              Revenue Refunding Bonds (United Church Of Christ Project), VRDN, 5.62% due
                              4/01/2024 (e)                                                                        5,600
                      2,500   Manheim Boro, Pennsylvania, Water and Sewer Revenue Bonds, 6.85% due
                              9/01/2001 (b)(f)                                                                     2,556
                      3,700   Monroe County, Pennsylvania, IDA, Revenue Refunding Bonds (UTD Steel
                              Enterprises Project), VRDN, AMT, Series A, 5.60% due 9/01/2013 (e)                   3,700
                        385   Montgomery County, Pennsylvania, GO, VRDN, 5.40% due 11/15/2001 (e)                    385
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Bonds (Jadko Project),
                              VRDN, AMT, Series A, 5.60% due 6/01/2020 (e)                                         3,500
                      3,500   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development-Valley Forge Plaza), VRDN, 5.40% due
                              12/01/2013 (e)                                                                       3,500
                      3,285   Moon, Pennsylvania, IDA, Commercial Development (One Thorn Run Center
                              Project), VRDN, Series A, 5.50% due 11/01/2015 (e)                                   3,285
                              Northampton County, Pennsylvania, IDA, Revenue Bonds, VRDN, AMT (e):
                      3,170       (Manufacturing Facilities-MCS Industries Inc.), 5.55% due 6/01/2012              3,170
                      3,800       (Reale Association Project), 5.55% due 4/01/2012                                 3,800



CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                          (in Thousands)
                     Face
State               Amount                             Issue                                                    Value
Pennsylvania                  Pennsylvania Economic Development Financing Authority, Economic
(continued)                   Development Revenue Bonds, VRDN (e):
                    $ 4,400       AMT, Series D-7, 5.60% due 8/01/2022                                        $    4,400
                      1,400       AMT, Series F-5, 5.60% due 12/01/2006                                            1,400
                      2,400       (Gutchess Hardwoods Inc. Project), Series B, 4.50% due 4/01/2005                 2,400
                        840       (Wendt Dunning Co. Project), 5.65% due 9/01/2010                                   840
                              Pennsylvania Economic Development Financing Authority Revenue Bonds,
                              VRDN, AMT (e):
                      2,750       (HFH Realty Associates LP), Series F2, 4.40% due 8/01/2021                       2,750
                      4,200       (Topcraft Precision Molder), Series F1, 4.35% due 8/01/2015                      4,200
                      8,900       (Wengers Feed Mill), Series F3, 4.30% due 8/01/2020                              8,900
                              Pennsylvania Energy Development Authority Revenue Bonds, VRDN, AMT (e):
                      4,795       (B&W Ebensburg Project), 5.50% due 12/01/2011                                    4,795
                     14,000       (Piney Creek), Series A, 5.50% due 12/01/2011                                   14,000
                        900       (Piney Creek), Series C, 5.50% due 12/01/2011                                      900
                      1,500   Pennsylvania State, GO, Refunding, Second Series, 5.50% due 7/01/2001                1,513
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN, AMT (e):
                      3,100       Series A, 5.75% due 1/01/2018 (a)                                                3,100
                     16,000       Series A, 5.70% due 3/01/2027                                                   16,000
                     25,800       Series C, 5.75% due 7/01/2018                                                   25,800
                      3,200   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Pennsylvania College of Optometry), VRDN,
                              5.40% due 3/01/2026 (e)                                                              3,200
                              Pennsylvania State Higher Educational Facilities Authority Revenue Bonds:
                      2,700       (Association of Independent Colleges and Universities- MercyHurst
                                  College), CP, Series E-1, 4.50% due 11/01/2000                                   2,702
                      3,250       (Association of Independent Colleges and Universities), Series D-5,
                                  4.35% due 5/01/2001                                                              3,250
                      1,600       (Laffayette College Notes), CP, 4.50% due 11/29/2000                             1,602
                        700   Pennsylvania State Higher Educational Facilities Authority, Revenue Refunding
                              Bonds (Carnegie Mellon University), VRDN, Series D, 5.60% due 11/01/2030 (e)           700
                      2,520   Philadelphia, Pennsylvania, Authority for Industrial Development, IDR (David
                              Michael & Co. Inc.), VRDN, AMT, 5.65% due 10/01/2006 (e)                             2,520
                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds, CP, Series C:
                     15,200       4.25% due 12/07/2000                                                            15,200
                      7,000       4.20% due 12/12/2000                                                             7,000
                      4,290   Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority, Health System Revenue Refunding Bonds (Jefferson Health System),
                              Series A, 5% due 5/15/2001 (a)                                                       4,308
                     28,000   Philadelphia, Pennsylvania, TRAN, Series A, 5% due 6/29/2001                        28,122
                     11,900   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue Refunding
                              Bonds (Northeastern Power Company), VRDN, AMT, Series B, 5.45% due
                              12/01/2022 (e)                                                                      11,900
                      4,000   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority, Hospital
                              Facilities Revenue Refunding Bonds (Mercy Health System), Series B,
                              5.25% due 1/01/2001 (b)                                                              4,007
                      3,700   Somerset County, Pennsylvania, Hospital Authority Revenue Bonds (Somerset
                              Community Hospital Project), Series A, 4.30% due 3/01/2001                           3,700
                      2,880   Somerset County, Pennsylvania, IDA, Revenue Bonds (Welding & Steel Project),
                              VRDN, AMT, 5.60% due 3/01/2015 (e)                                                   2,880


CMA Pennsylvania Municipal Money Fund
Schedule of Investments as of September 30, 2000 (concluded)                                          (in Thousands)
                     Face
State               Amount                             Issue                                                    Value
Pennsylvania        $12,000   Temple University of the Commonwealth System of Higher Education,
(concluded)                   Pennsylvania, University Funding Obligation Revenue Refunding Bonds,
                              5% due 5/10/2001                                                                $   12,053
                      4,000   University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher
                              Education (Pittsburgh Asset Notes-Panthers), 5.20% due 5/23/2001                     4,014
                              University of Pittsburgh, Pennsylvania, The Commonwealth System of Higher
                              Education Revenue Refunding Bonds (University Capital Project), VRDN,
                              Series A (e):
                      4,600       4.10% due 9/15/2004                                                              4,600
                     14,400       5.25% due 9/15/2029                                                             14,400
                      4,100   Venango, Pennsylvania, IDA, Revenue Bonds (Scrubgrass Generating Company
                              Project), CP, AMT, 4.30% due 10/25/2000                                              4,100
                              Venango, Pennsylvania, IDA, Revenue Refunding Bonds (Scrubgrass Generating
                              Company Project), CP, AMT:
                     16,500       Series A, 4.50% due 10/25/2000                                                  16,500
                      4,650       Series B, 4.30% due 10/25/2000                                                   4,650
                      2,500   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (Newcomer
                              Products), VRDN, AMT, 5.60% due 12/01/2006 (e)                                       2,500
                      6,000   York County, Pennsylvania, Hospital Authority Revenue Refunding Bonds
                              (York Hospital), 7% due 1/01/2001 (a)(f)                                             6,156
                      1,650   York County, Pennsylvania, IDA, EDR (Fypon Limited Project), VRDN, AMT,
                              4.35% due 4/01/2015 (e)                                                              1,650

Puerto Rico--         1,350   Puerto Rico Commonwealth, Highway and Transportation Authority,
0.2%                          Transportation Revenue Refunding Bonds, VRDN, Series A, 4.50% due
                              7/01/2028 (a)(e)                                                                     1,350

                              Total Investments (Cost--$518,369*)--99.7%                                         518,369

                              Other Assets Less Liabilities--0.3%                                                  1,342
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  519,711
                                                                                                              ==========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FSA Insured.
(d)FGIC Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
(f)Prerefunded.
*Cost for Federal income tax purposes.
See Notes to Financial Statements


CMA Pennsylvania Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 2000
Assets:
Investments, at value (identified cost--$518,368,720)                                                    $   518,368,720
Cash                                                                                                              25,056
Receivables:
 Interest                                                                             $     3,192,469
 Securities sold                                                                                  830          3,193,299
                                                                                      ---------------
Prepaid registration fees and other assets                                                                        36,685
                                                                                                         ---------------
Total assets                                                                                                 521,623,760
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                       1,232,246
 Investment adviser                                                                           204,249
 Distributor                                                                                  135,831
 Capital shares redeemed                                                                          434
 Dividends to shareholders                                                                        142          1,572,902
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           339,704
                                                                                                         ---------------
Total liabilities                                                                                              1,912,606
                                                                                                         ---------------
Net Assets                                                                                               $   519,711,154
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    51,981,664
Paid-in capital in excess of par                                                                             467,834,649
Accumulated realized capital losses--net                                                                       (105,159)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 519,816,638 shares of
beneficial interest outstanding                                                                          $   519,711,154
                                                                                                         ===============
See Notes to Financial Statements.


CMA Pennsylvania Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 2000
Investment Income:
Interest and amortization of premium and discount earned                                                 $    11,629,426
Expenses:
Investment advisory fees                                                              $     1,338,739
Distribution fees                                                                             337,688
Accounting services                                                                            46,038
Transfer agent fees                                                                            41,038
Professional fees                                                                              26,768
Custodian fees                                                                                 21,007
Printing and shareholder reports                                                               12,260
Registration fees                                                                               8,721
Pricing fees                                                                                    4,478
Trustees' fees and expenses                                                                     1,640
Other                                                                                           3,857
                                                                                      ---------------
Total expenses                                                                                                 1,842,234
                                                                                                         ---------------
Investment income--net                                                                                         9,787,192
Realized Loss on Investments--Net                                                                               (33,951)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     9,753,241
                                                                                                         ===============

See Notes to Financial Statements.

CMA Pennsylvania Municipal Money Fund
Statements of Changes in Net Assets
                                                                                       For the Six           For the
                                                                                       Months Ended         Year Ended
                                                                                      September 30,         March 31,
Increase (Decrease) in Net Assets:                                                         2000                2000
Operations:
Investment income--net                                                                $     9,787,192    $    14,542,714
Realized loss on investments--net                                                            (33,951)           (16,884)
                                                                                       --------------     --------------
Net increase in net assets resulting from operations                                        9,753,241         14,525,830
                                                                                       --------------     --------------
Dividends to Shareholders:
Investment income--net                                                                    (9,787,192)       (14,542,714)
                                                                                       --------------     --------------
Net decrease in net assets resulting from dividends to shareholders                       (9,787,192)       (14,542,714)
                                                                                       --------------     --------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        1,085,762,538      2,275,723,704
Value of shares issued to shareholders in reinvestment of dividends                         9,787,058         14,542,700
                                                                                       --------------     --------------
                                                                                        1,095,549,596      2,290,266,404
Cost of shares redeemed                                                               (1,114,981,233)    (2,279,913,158)
                                                                                       --------------     --------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                             (19,431,637)         10,353,246
                                                                                       --------------     --------------
Net Assets:
Total increase (decrease) in net assets                                                  (19,465,588)         10,336,362
Beginning of period                                                                       539,176,742        528,840,380
                                                                                       --------------     --------------
End of period                                                                          $  519,711,154     $  539,176,742
                                                                                       ==============     ==============
See Notes to Financial Statements.



CMA Pennsylvania Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.      Months Ended
                                                           September 30,             For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                         2000       2000         1999        1998          1997
Per Share Operating Performance:
Net asset value, beginning of period                         $     1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                             ----------   ---------   ---------   ---------    ---------
Investment income--net                                              .02         .03         .03         .03          .03
Realized loss on investments--net                                  --++        --++        --++        --++         --++
                                                             ----------   ---------   ---------   ---------    ---------
Total from investment operations                                    .02         .03         .03         .03          .03
                                                             ----------   ---------   ---------   ---------    ---------
Less dividends from investment income--net                        (.02)       (.03)       (.03)       (.03)        (.03)
                                                             ----------   ---------   ---------   ---------    ---------
Net asset value, end of period                               $     1.00   $    1.00   $    1.00   $    1.00    $    1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                          3.60%*       2.81%       2.77%       3.08%        2.92%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                          .68%*        .69%        .70%        .70%         .71%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income--net                                           3.64%*       2.78%       2.71%       3.03%        2.86%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of period (in thousands)                     $  519,711  $  539,177  $  528,840  $  443,012   $  428,896
                                                             ==========  ==========  ==========  ==========   ==========
*Annualized.
++Amount is less than $.01 per share.
See Notes to Financial Statements.



CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA Pennsylvania Municipal Money Fund
Notes to Financial Statements (concluded)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares, redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $71,000, of which $13,000 expires in 2002, $11,000 expires in 2003, $22,000 expires in 2006, $4,000 expires in 2007 and $21,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



CMA Pennsylvania Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].